UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

enVVeno Medical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NVNO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 18, 2024, enVVeno Medical Corporation (the “Company”) completed its 2024 annual meeting of stockholders (the “Annual Meeting”). The number of shares entitled to vote at the Annual Meeting as of the record date was 17,535,948 shares of common stock (the “Voting Stock”). The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 11,366,486 shares. At the Annual Meeting, the Company’s stockholders (i) elected Dr. Francis Duhay and Dr. Sanjay Shrivastava as Class I directors, (ii) approved on a non-binding, advisory basis the compensation of the Company’s named executive officers, (iii) selected “1 year” as the preferred frequency for conducting future stockholder advisory votes on named executive officer compensation on a non-binding, advisory basis, and (iv) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of Class I Directors

Dr. Francis Duhay and Dr. Sanjay Shrivastava were elected as Class I directors to serve for a three-year term that expires at the 2027 annual meeting of stockholders or until their successors are elected and qualified or until their earlier death, incapacity, removal or resignation. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Dr. Francis Duhay	3,607,466	2,459,268	5,299,752
Dr. Sanjay Shrivastava	4,618,871	1,447,863	5,299,752

Proposal No. 2 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The stockholders approved the non-binding advisory resolution approving the compensation of the Company’s named executive officers. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
3,255,160	2,665,653	145,921	5,299,752

Proposal No. 3 – Approval, on a Non-Binding, Advisory Basis of the Frequency of Conducting Future Stockholder Advisory Votes on Named Executive Officer Compensation

The stockholders voted in favor of “1 Year” as the preferred frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. The voting results were as follows:

Shares Voted For 1 Year	Shares Voted For 2 Year	Shares Voted For 3 Year	Shares Abstaining
3,976,538	330,459	1,630,287	129,450

As a result of the foregoing, the Company will hold a non-binding, advisory vote on the compensation of the Company’s named executive officers on an annual basis.

Proposal No. 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
11,071,482	233,605	61,399	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVVENO MEDICAL CORPORATION

Dated: December 23, 2024	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer